Exhibit 99.2 Acquisition of Sirius Computer Solutions 2021 | October http://investor.cdw.com/

DISCLAIMERS Forward-Looking Statements Statements in this presentation that are not statements of historical fact are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding the expected closing of the acquisition or the timing thereof, the expected accretive effect of the acquisition, expected net leverage impact of the financing of the acquisition, deleveraging plans and our future prospects as a combined company, including market opportunity and services and solutions capabilities. These forward-looking statements are subject to risks and uncertainties that may cause actual results or events to differ materially from those described in such statements. Although CDW believes that its plans, intentions and other expectations reflected in or suggested by such forward-looking statements are reasonable, it can give no assurance that it will achieve those plans, intentions or expectations. All written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements in the Forward-Looking Statements section of our press release dated October 18, 2021 and in the section entitled Risk Factors and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2020 as well as other cautionary statements that are made from time to time in our other Securities and Exchange Commission filings and public communications. You should evaluate all forward-looking statements made in this presentation in the context of these risks and uncertainties. CDW undertakes no obligation to update or revise any of its forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law. Non-GAAP Financial Information This presentation contains certain non-GAAP financial measures, including Non-GAAP operating income (NGOI), Non-GAAP operating income margin (NGOI margin), Non-GAAP net income, and Non-GAAP earnings per diluted share. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance or financial position that either excludes or includes amounts that are not normally included or excluded in the most directly comparable measure calculated and presented in accordance with US GAAP. For a reconciliation of non-GAAP financial measures to the applicable most comparable US GAAP financial measures, see Exhibit 99.1 to CDW's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 4, 2021 and the reconciliations included in these slides. Non-GAAP financial measures used by CDW may differ from similar measures used by other companies, even when similar terms are used to identify such measures. 2 | INVESTOR PRESENTATION Confidential & Proprietary Information DO NOT COPY OR DISSEMINATE

DISCLAIMERS Basis of Presentation The historic financial information of Sirius presented herein represents the financial information of Sirius Computer Solutions, Inc. (“Sirius”), adjusted as described below, and not that of its parent company being acquired, Granite Parent, Inc. (“Sirius Holdco”). Sirius represents substantially all of Sirius Holdco’s revenues, expenses, assets, liabilities and cash flows. However, in connection with the ongoing preparation of audited financial statements of Sirius Holdco, adjustments may be identified prior to finalizing the audit, which could result in material differences from the Sirius financial information presented herein. The historic combined financial information of Sirius and CDW presented herein is for illustrative purposes only and is not necessarily indicative of results that would have been achieved had the acquisition occurred at the beginning of the periods presented, or results that may be achieved by the combined company in the future. The combined financial information is not intended to represent pro forma financial information under Article 11 of Regulation S-X. CDW has performed a preliminary review of the financial information of Sirius and has identified certain differences in revenue recognition policies. For illustrative purposes, CDW has presented Sirius’ Net sales results to reflect the estimated impact of recognizing dropship hardware and certain software licenses on a gross basis. As of the date of the Sirius acquisition announcement, CDW is in the process of completing its analysis of Sirius’ customer contracts and establishing a plan to align with CDW’s business practices. As a result, the Net sales presentation may change as additional information is identified in the future. In addition, in arriving at the estimated NGOI margin and non-GAAP earnings per diluted share contribution from the acquisition of Sirius, CDW has applied certain adjustments to Sirius’ financial results to conform to its definitions of NGOI margin and non-GAAP earnings per diluted share. However, CDW has not completed its reconciliation of Sirius’ non-GAAP financial measures to its non-GAAP financial measures, and any future reconciliation may be material. 3 | INVESTOR PRESENTATION Confidential & Proprietary Information DO NOT COPY OR DISSEMINATE

Combination Accelerates and Enhances CDW’s Services and Solutions Capabilities + 4 4 || IIN NV VE ES ST TO OR R P PR RE ES SE EN NT TA AT TIIO ON N Confidential & Proprietary Information DO NOT COPY OR DISSEMINATE

PROVEN TRACK RECORD OF EXECUTION TO DRIVE ACCELERATION OF CAPABILITIES Announces 2021 Acquisition of Sirius 2021 Acquires Amplified IT and Focal Point 2020 Acquires IGNW, Aeritae and Southern Dakota Solutions 2019 Acquires Scalar Decisions 2017 and Aptris Creates CDW 2015 Small Business Acquires 2008 UK-based Kelway 2007 Launches Financial 2006 Services Launches 2005 Nonprofit 2003 Acquires 1998 1995 1984 Berbee Opens Western Information Distribution Purchases Micro Networks Center Warehouse assets CDW•G CDW CDW founded Micro Warehouse Canada founded launches by Michael Launches CDW becomes CDW Canada CDW.com Krasny Healthcare Products Integrated Technology Services and Solutions Products Integrated Solutions 5 | INVESTOR PRESENTATION Confidential & Proprietary Information DO NOT COPY OR DISSEMINATE Complexity / Productivity and Growth Benefits

TRANSACTION OVERVIEW

ACCELERATES SERVICES AND SOLUTIONS CAPABILITIES

ADDS SERVICES SCALE AND FURTHER BALANCES PORTFOLIO

EXPECTED TO BE IMMEDIATELY ACCRETIVE AND STRENGTHEN FINANCIAL PROFILE

EXCELLENT CULTURAL FIT

TRANSACTION STRUCTURE	• 100% cash acquisition • Total purchase price of $2.5bn, a multiple of 10.4x[1] 2021E Adj. EBITDA
TIMING & CLOSING	• Expected close of December 2021 • Closing subject to HSR clearance and other customary closing conditions
FINANCING & LEVERAGE	• Fully committed financing package • Expected initial net leverage ratio of ~3.3 times at close, targeting 2.5-3.0 times by year end 2022

1. Excluding synergies

CDW PEOPLE WHO GET IT

6 | INVESTOR PRESENTATION

Confidential & Proprietary Information DO NOT COPY OR DISSEMINATE

SIRIUS AT A GLANCE

- A leading provider of secure, mission-critical technology-based solutions for large and mid-sized customers
- Founded in 1980, grown to be one of the largest IT solutions integrators in North America
  - Broad portfolio of world-class, mission-critical IT infrastructure solutions for corporate and public customers
  - Consultative solutions partner across the full ecosystem of leading and emerging vendors
- Services-led approach leverages technical expertise to help customers solve complex business challenges
  - Sales and technical teams certified in broad set of solutions

KEY CAPABILITIES

Hybrid Infrastructure	Security	Digital & Data Innovation	Cloud & Managed Services

SIRIUS BY THE NUMBERS (CY2020)

$2,035mn 2020 Net Sales[1]	**$195mn / 9.6%** 2020 NGOI[1,2]/ NGOI Margin[1,2]	**9+ Years** Average Tenure (Top 200 Customers)	**9.3/10** Overall Customer Satisfaction
~3,900 Active Customers	**40** Offices across North America	**~2,600** Coworkers	**5,500+** Sales and Technical Certifications

1. See "Basis of Presentation" for additional details
2. Non-GAAP Operating Income

7 | INVESTOR PRESENTATION

Confidential & Proprietary Information DO NOT COPY OR DISSEMINATE

CDW PEOPLE WHO GET IT

STRATEGIC AND FINANCIAL TRANSACTION HIGHLIGHTS

Strategic	1	Capabilities	Accelerates Services and Solutions capabilities in key growth areas such as Hybrid Infrastructure, Security, Digital and Data Innovation, and Cloud and Managed Services
Strategic	2	Scale	**Enhances the breadth and depth of Services portfolio** • Expected to expand Services portfolio from ~$0.9bn to ~$1.3bn of net sales, ~45% increase[1,2]
Financial	3	Portfolio Balance	**Further balances and diversifies portfolio mix with expected enhanced profitability** • Services and software solutions contributed ~64% of Sirius' 2020 Gross profit[2]
Financial	4	Margin & EPS Accretive	**Expected to be immediately accretive and strengthen financial profile** • Increases gross margin and NGOI margin by ~110bps and ~20bps respectively[1,2] • Adds $0.62 to non-GAAP EPS[1,2]
Financial	5	Optimal Use of Capital	**Committed financing and strong free cash flow supporting capital allocation priorities** • Expected initial net leverage ratio of ~3.3 times at close, targeting 2.5-3.0 times by year end 2022

1. Combined as of CY2020, excluding synergies
2. See "Basis of Presentation" for additional details

8 | INVESTOR PRESENTATION

Confidential & Proprietary Information DO NOT COPY OR DISSEMINATE

CDW PEOPLE WHO GET IT

1 ACCELERATES SERVICES AND SOLUTIONS CAPABILITIES ON PREMISE ON JOURNEY ON MULTI-CLOUD SOLUTIONS TRANSFORMATION PLATFORM DESIGN DESIGNS DESIGNS DESIGN SOLUTION UPGRADES & CLOUD SERVICES BUILDS MIGRATIONS BUILDS ORCHESTRATE OPERATIONS MANAGED CLOUD SERVICES & & SUPPORT MIGRATIONS RESOURCES MANAGE Enables CDW to advise on, design, orchestrate and manage the best outcomes for customers 9 | INVESTOR PRESENTATION Confidential & Proprietary Information DO NOT COPY OR DISSEMINATE

2 ENHANCES THE BREADTH AND DEPTH OF SERVICES PORTFOLIO EXPANDS NATIONAL FOOTPRINT WITH (1) (2,3) BOOSTS TECHNICAL COWORKERS 40 SIRIUS OFFICE LOCATIONS INCREASES SERVICES NET SALES ($BN) 4,700 $1.3 1,500 $0.4 $0.9 3,200 ADDS +3,900 (2) COMPLEMENTARY CUSTOMERS Education Government 2% 16% Healthcare 18% CDW Combined CDW Combined Corporate 64% 1. Combined as of year-end CY2020 2. See “Basis of Presentation” for additional details 3. Combined as of CY2020, excluding synergies 10 | INVESTOR PRESENTATION Confidential & Proprietary Information DO NOT COPY OR DISSEMINATE

FURTHER BALANCES AND DIVERSIFIES PORTFOLIO MIX WITH EXPECTED 3 ENHANCED PROFITABILITY 2020 2020 Services Services 5% Software 21% 14% Sales Solutions Contribution Hardware Hardware by Product 81% 58% (1,2) Software category 21% Solutions Hardware Gross profit Hardware 60% Contribution 36% by Product Software & Software & (2) category Services Services 40% 64% 1. Excludes “Other” Sales 2. See “Basis of Presentation” for additional details 11 | INVESTOR PRESENTATION Confidential & Proprietary Information DO NOT COPY OR DISSEMINATE

EXPECTED TO BE IMMEDIATELY ACCRETIVE AND ENHANCE CDW’S FINANCIAL 4 PROFILE Combined (2) 2020 2020 2020 (1) Net Sales $18.5bn $2.0bn $20.5bn (1) Gross Profit Margin 17.4% 28.2% 18.5% (1) Non-GAAP Operating 7.6% 9.6% 7.8% Income Margin Non-GAAP Earnings per $6.59 n/a $7.21 (1) Diluted Share 1. See “Basis of Presentation” for additional details 2. Excludes synergies 12 | INVESTOR PRESENTATION Confidential & Proprietary Information DO NOT COPY OR DISSEMINATE

5 OPTIMAL USE OF CAPITAL COMMITTED FINANCING WITH STRONG FREE CASH FLOW SUPPORTING CAPITAL ALLOCATION PRIORITIES PRIORITIES CURRENT OBJECTIVES 2022 OBJECTIVES Target ~25% payout of Non-GAAP Target ~25% payout of Non-GAAP net income; grow in-line with net income; grow in-line with Increase Dividends Annually earnings earnings Use FCF after dividends to pay down (1) Maintain Net Leverage Ratio ~2.5-3.0 times net leverage ratio debt until net leverage of 2.5-3.0 times Supplement Organic Growth with Lower priority on M&A until Expand CDW's strategic capabilities net leverage ratio is in target range M&A Lower priority on share repurchases Return Excess FCF after Dividends & Offset to incentive plan dilution and until net leverage ratio is in target to supplement EPS growth M&A Through Share Repurchases range 1. Defined as the ratio of total debt at period-end excluding any unamortized discount and/or premium and deferred financing costs, less cash and cash equivalents, to trailing twelve-month Non-GAAP operating income plus depreciation and amortization in SG&A (excluding amortization expenses for acquisition-related intangible assets) 13 | INVESTOR PRESENTATION Confidential & Proprietary Information DO NOT COPY OR DISSEMINATE

SUMMARY HIGHLIGHTS • CDW team has a proven track record on M&A and execution • Accelerates Services and Solutions capabilities in key growth areas such as Hybrid Infrastructure, Security, Digital and Data Innovation, and Cloud and Managed Services • Adds Services scale and further balances portfolio mix with expected enhanced profitability • Expected to be immediately accretive and strengthen financial profile • Committed financing and strong free cash flow supporting capital allocation priorities 14 14 || IIN NV VE ES ST TO OR R P PR RE ES SE EN NT TA AT TIIO ON N Confidential & Proprietary Information DO NOT COPY OR DISSEMINATE

Q&A Confidential & Proprietary Information DO NOT COPY OR DISSEMINATE 15

NON-GAAP RECONCILIATIONS CDW CORPORATION AND SUBSIDIARIES NON-GAAP OPERATING INCOME AND NON-GAAP OPERATING INCOME MARGIN (dollars in millions) (unaudited) Year Ended December 31, 2020 % of Net sales Operating income, as reported $ 1,179.2 6.4% (i) Amortization of intangibles 158.1 Equity-based compensation 42.5 Workforce reduction charges 8.5 (ii) Other adjustments 16.3 Non-GAAP operating income $ 1,404.6 7.6% (i) Includes amortization expense for acquisition-related intangible assets, primarily customer relationships, customer contracts and trade names. (ii) Includes other expenses such as payroll taxes on equity-based compensation, expenses related to the relocation of the downtown Chicago office, and acquisition and integration expenses. 16 | INVESTOR PRESENTATION Confidential & Proprietary Information DO NOT COPY OR DISSEMINATE

NON-GAAP RECONCILIATIONS (CONT’D) CDW CORPORATION AND SUBSIDIARIES NON-GAAP INCOME BEFORE INCOME TAXES, NON-GAAP NET INCOME AND NON-GAAP NET INCOME PER DILUTED SHARE (dollars and shares in millions, except per-share amounts) (unaudited) Year Ended December 31, 2020 Income before Income Net Effective (i) Taxes Income Tax Expense Income Tax Rate US GAAP, as reported $ 1,002.3 $ (213.8) $ 788.5 21.3% (ii) Amortization of intangibles 158.1 (36.8) 121.3 Equity-based compensation 42.5 (37.0) 5.5 Net loss on extinguishments of long-term debt 27.3 (6.8) 20.5 Workforce reduction charges 8.5 (2.1) 6.4 (iii) Other adjustments 16.3 (4.1) 12.2 Non-GAAP $ 1,255.0 $ (300.6) $ 954.4 24.0% US GAAP net income per diluted share $ 5.45 Non-GAAP net income per diluted share $ 6.59 Shares used in computing US GAAP and Non-GAAP net income per diluted share 144.8 (i) Income tax on non-GAAP adjustments includes excess tax benefits associated with equity-based compensation. (ii) Includes amortization expense for acquisition-related intangible assets, primarily customer relationships, customer contracts and trade names. (iii) Includes other expenses such as payroll taxes on equity-based compensation, expenses related to the relocation of the downtown Chicago office, and acquisition and integration expenses. 17 | INVESTOR PRESENTATION Confidential & Proprietary Information DO NOT COPY OR DISSEMINATE

For a copy of this presentation, please access CDW’s investor relations website at: http://investor.cdw.com/